Principal Accounting Policies - cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 378,989	$ 53,379	¥ 153,835		¥ 349,077
Restricted cash	65,902	9,282	44,052		46,521
Total	¥ 444,891	$ 62,661	¥ 197,887	$ 27,872	¥ 395,598	¥ 264,104